SCHEDULE 14A
                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the registrant      x
                           -----
Filed by a party other than the registrant

     / /  Preliminary proxy statement
     /x/  Definitive proxy statement
     / /  Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14A-12

                      TELEMUNDO GROUP, INC.
        (Name of Registrant as Specified in Its Charter)

                         Jose M. Sariego
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

          /x/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
               or 14a-6(j)(2).

          / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

          / /  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: <F1>

     (4)  Proposed maximum aggregate value of transaction:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

__________________________
<F1> Set forth the amount on which the filing fee is calculated and state how it was determined.




                         TELEMUNDO GROUP, INC.

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          June 27, 1995


     The Annual Meeting of Stockholders of Telemundo Group, Inc., a Delaware corporation (the "Company"), will be held at the offices of Bankers Trust Company, 280 Park Avenue, 1st floor, New York, New York on Tuesday, June 27, 1995, beginning at 10:00 a.m.

     At the meeting, stockholders will be asked to:

     1. Elect nine directors to serve for the ensuing year or until their successors are duly elected and qualified.

     2. Approve the 1994 Stock Plan.

     3. Approve the compensation payable to certain executive officers of the Company.

     4. Transact any other business that may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 19, 1995 will be entitled to notice of, and to vote at, the meeting. A list of such stockholders will be available for inspection at the offices of the Company, 1740 Broadway, New York, New York, during normal business hours during the ten-day period prior to the meeting.

     Your attention is directed to the accompanying Proxy
Statement. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope. This will enable your shares to be voted in accordance with your instructions.


                              By Order of the Board of Directors



                              Jose M. Sariego
                              Secretary

Miami, Florida
May 22, 1995


                            IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         PROXY STATEMENT

                      TELEMUNDO GROUP, INC.
                      2290 West 8th Avenue
                     Hialeah, Florida  33010

            _________________________________________

                 ANNUAL MEETING OF STOCKHOLDERS

                          June 27, 1995
            _________________________________________



                             GENERAL


     The enclosed proxy is solicited by and on behalf of the Board of Directors of Telemundo Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Bankers Trust Company, 280 Park Avenue, 1st floor, New York, New York on Tuesday, June 27, 1995 beginning at 10:00 a.m. local time and at any adjournment thereof. At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present in person at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly completed, signed and returned to the Company prior to the Annual Meeting. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees for director and for approval of all the proposals described in this Proxy Statement. A proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice delivered to the Secretary of the Company, by executing and delivering to the Secretary a proxy with a later date, or by attending the Annual Meeting and voting in person.

     Solicitation of proxies will be made initially by mail. The Company's directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who will mail material to or otherwise communicate with the beneficial owners of shares of the Company's Common Stock, $.01 par value ("Common Stock"). The cost of this solicitation will be borne by the Company. The Company's Annual Report to Stockholders for the year ended December 31, 1994 and Form 10-Q Quarterly Report for the quarter ended March 31, 1995 accompany this Proxy Statement, and it is anticipated that this Proxy Statement and accompanying proxy and other materials will be mailed on or about May 22, 1995 to stockholders of record on May 19, 1995.

     The Company's only class of voting securities is its Common Stock, which is divided into Series A (the "Series A Common
Stock") and Series B (the "Series B Common Stock").   Only
stockholders of record at the close of business on May 19, 1995 are entitled to notice of and to vote at the Annual Meeting.
Each share of Common Stock entitles the holder thereof to one vote on all matters properly brought before the Annual Meeting, except that, under the Company's Restated Certificate of Incorporation, five of the nine members of the Board of Directors will be elected by the holders of the Series B Common Stock, voting separately as a series, and the remaining four directors will be elected by the holders of the Series A Common Stock, voting separately as a series. The presence, in person or by proxy, of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to the election of directors, a majority of the outstanding shares of Series A Common Stock, present or represented by proxy, is necessary to constitute a quorum for purposes of electing the Series A directors, and a majority of the outstanding shares of Series B Common Stock, present or represented by proxy, is necessary to constitute a quorum for purposes of electing the Series B directors. Directors are elected by a plurality of the votes of the shares eligible to vote present in person or represented by proxy at the Annual Meeting, with the nine directors receiving the highest number of votes being elected to the Board of Directors. In the case of the approval of the 1994 Stock Plan and the approval of the compensation payable to certain executives of the Company, described below, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of each proposal.

     Shares that are entitled to vote but that are not voted at the direction of the beneficial owner ("abstentions"), shares represented by proxies or ballots that are marked "withhold authority" with respect to the election of any one or more nominees for election as directors, and votes withheld by brokers in the absence of instruction from beneficial holders ("broker nonvotes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Annual Meeting. In determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted, abstentions and withheld votes will have the same effect as a vote against and broker nonvotes will be disregarded and will have no effect on the outcome of the vote.



                      SECURITY OWNERSHIP OF
            CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    At April 27, 1995, there were approximately 120 holders of record of the Company's Common Stock, which is the only class of capital stock of the Company outstanding. As discussed under the caption "General" above, the Company's Common Stock is divided into Series A Common Stock and Series B Common Stock. At April 27, 1995, there were 5,178,797 shares of Series A Common Stock and 4,821,203 shares of Series B Common Stock outstanding.

    Until December 30, 1994, the date on which the Company consummated its Chapter 11 plan of reorganization (the "Plan of Reorganization"), Reliance Group Holdings, Inc. ("RGH") or its subsidiaries owned or controlled more than 58% of the Company's then-outstanding common stock (the "Old Common Stock"). Pursuant to the Plan of Reorganization, upon consummation, all of the Old Common Stock was canceled and the Common Stock was issued to certain creditors and others. The following table sets forth information regarding the ownership of the Company's Common Stock at April 27, 1995 by (a) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Series A Common Stock or Series B Common Stock outstanding at April 27, 1995, (b) each director and nominee for director, (c) each executive officer of the Company named in the Summary Compensa tion Table set forth under the caption "Executive Compensation" below, and (d) all directors and executive officers of the Company as a group. Except as noted below, to the Company's knowledge, each such owner has sole voting and investment power for the shares indicated as beneficially owned by them.


                                  Amount and         Percentage      Percentage     Percentage
                                  Nature of          of Series       of Series      of Total
                                  Beneficial         A Common        B Common       Common
Name of Beneficial Owner          Ownership          Stock           Stock          Stock
________________________          __________         __________      _________      ___________

5% or Greater Stockholders
TLMD Partners II, L.L.C.         1,550,464<F1><F2>      --%           32.2%         15.5%
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, NY  10577

Bastion Capital Fund, L.P.       1,257,685<F1><F3>       7.2          18.3          12.6
Suite 2960
1999 Avenue of the Stars
Los Angeles, CA  90067

Reliance Group Holdings, Inc.    1,099,269<F4>          21.2           --           11.0
Park Avenue Plaza
55 East 52nd Street
New York, NY  10055

Nugget Partners, L.P.              540,030<F5>          10.4           --            5.4
c/o DiGiorgio Corporation
2 Executive Drive, Suite 400
Somerset, NJ  08873

Hernandez Partners                 499,999<F1><F6>       1.0           9.3           5.0
900 S. Garfield Avenue
Alhambra, CA 91801

Directors and Nominees
for Director

Leon D. Black                      202,933<F1><F2>        *            4.1           2.0

Guillermo Bron                   1,257,685<F1><F3>       7.2          18.3          12.6

Arthur M. Goldberg                 540,030<F5>          10.4            --           5.4

John J. Hannan                         --                --             --            --

Roland A. Hernandez                499,999<F1><F6>       1.0           9.3           5.0

Alan Kolod                             500                *             --             *

Barry W. Ridings                       --                --             --            --

Bruce H. Spector                       --                --             --            --

Edward M. Yorke                        --                --             --            --

David E. Yurkerwich                    --                --             --            --

Named Executive Officers

Joaquin F. Blaya<F7>                   --                --             --            --

Jose C. Cancela<F7>                    --                --             --            __

Peter J. Housman II<F7>                --                --             --            --

Filiberto Fernandez<F7>                --                --             --            --

Gustavo Pupo-Mayo<F7>                  --                --             --            --

All directors and executive
officers as a group               2,500,647             18.7          31.8          25.0

______________________
*Less than 1%

     <F1> TLMD Partners II, L.L.C., a Delaware limited liability company ("TLMD
Partners"); Bastion Capital Fund, L.P., a Delaware limited partnership
("Bastion"); Hernandez Partners, a California partnership ("Hernandez
Partners"); The Value Realization Fund, L.P., a Delaware limited partnership
("Value"); GRS Partners, an Illinois partnership ("GRS"); and Leon D. Black, the
Company's Chairman of the Board of Directors and a nominee for director
("Black") (collectively, the "Stockholders"), collectively own 527,927 shares of Series A Common Stock, constituting 10.2% of the Series A Common Stock outstanding, and 3,083,153 shares of Series B Common Stock, constituting 63.9% of the Series B Common Stock outstanding. In total, the Stockholders own
3,611,080 shares of Common Stock, constituting 36.1% of the Common Stock outstanding. The Stockholders directly own the following shares of Series A
Common Stock and Series B Common Stock: (a) TLMD Partners-- 0 shares of Series A
Common Stock and 1,550,464 shares of Series B Common Stock; (b) Bastion --
374,997 shares of Series A Common Stock and 882,688 shares of Series B Common
Stock; (c) Hernandez Partners -- 49,998 shares of Series A Common Stock and
450,001 shares of Series B Common Stock; (d) Black -- 2,933 shares of Series A
Common Stock and 200,000 shares of Series B Common Stock; (e) GRS -- 33,333 shares of Series A Common Stock and 0 shares of Series B Common Stock; and (f)
Value -- 66,666 shares of Series A Common Stock and 0 shares of Series B Common
Stock.

          The Stockholders have entered into a Shareholders Agreement dated as of December 20, 1994 (the "Shareholders Agreement") pursuant to which each of them has agreed, during the term of the Shareholders Agreement and subject to the provisions thereof (including the continued ownership of a specified minimum number of shares of Series B Common Stock, as set forth in the Shareholders
Agreement), among other things, to use its reasonable best efforts to cause
Black (or his nominee), two nominees of TLMD Partners, a nominee of Bastion and a nominee of Hernandez Partners to be elected to the Board of Directors of the
Company.   Pursuant to the Shareholders Agreement, the Stockholders have agreed that all of the shares of Common Stock owned by each of them will be voted by a voting committee comprised of three members, one of which is appointed by TLMD
Partners, one of which is appointed by Bastion and one of which is an independent stockholder (as defined in the Shareholders Agreement). Currently, the members of the voting committee are John J. Hannan, Guillermo Bron and Alan
Abramson.  The parties to the Shareholders Agreement have appointed the voting committee as their attorney-in-fact and proxy to vote all shares of Common Stock owned by such parties as to which a vote of stockholders is required.

          Each Stockholder disclaims beneficial ownership of any shares of Common Stock which it does not directly own as described in the first paragraph of this footnote (1).

     <F2> Does not include warrants expiring December 30, 1999 representing the immediate right to purchase 41,774 shares of Series A Common Stock at an exercise price of $7.00 per share. Of these warrants, warrants to purchase
29,242 shares of Series A Common Stock are owned by AIF II, L.P., a Delaware limited partnership ("AIF II"). AIF II is the manager of TLMD Partners and has sole dispositive power with respect to the securities held by TLMD Partners.
The managing general partner of AIF II is Apollo Advisors, L.P., a Delaware limited partnership ("Apollo"). Apollo Capital Management, Inc., a Delaware corporation ("Apollo Capital"), is the sole general partner of Apollo. Of the remaining warrants, warrants to purchase 12,532 shares of Series A Common Stock are owned by Lion Advisors, L.P., a Delaware limited partnership ("Lion
Advisors").  The sole general partner of Lion Advisors is Lion Capital
Management, Inc., a Delaware corporation ("Lion Capital").  Leon D. Black and
John J. Hannan, who are directors and officers of Apollo Capital and Lion
Capital, and Edward M. Yorke are associated with Apollo, Apollo Capital, Lion
Advisors and Lion Capital.  See "Election of Directors" below.  TLMD Partners,
Mr. Black, Mr. Hannan and Mr. Yorke disclaim beneficial ownership of the warrants held by AIF II and Lion Advisors.

     <F3> The sole general partner of Bastion is Bastion Partners, L.P., a
Delaware limited partnership ("BP").  The only general partners of BP are Bron
Corp., a Delaware corporation ("BC"), and Villanueva Investments, Inc., a
Delaware corporation ("VII"). The sole holder of voting stock and the sole director and officer of BC is Guillermo Bron, a director and nominee for director of the Company. The sole holder of voting stock of VII is the Daniel
Villanueva Living Trust, a trust created under the laws of California, the co-trustees of which are Daniel D. Villanueva and Myrna E. Villanueva. Mr.
Villanueva is the sole director and principal officer of VII. Messrs. Bron and Villanueva are the managing directors of Bastion Capital Corp., which manages the affairs of Bastion pursuant to a management agreement.

     <F4> Of the amount shown, 76 shares are held beneficially by Reliance Group
Holdings, Inc. ("RGH"), 405,427 shares are held beneficially by Reliance
Insurance Company ("RIC"), an indirect wholly owned subsidiary of RGH, and 693,728 shares are held beneficially by United Pacific Insurance Company, a wholly owned subsidiary of RIC. Also includes warrants to purchase 32 shares of Series A Common Stock beneficially owned by RIC and warrants to purchase six shares of Series A Common Stock beneficially owned by RGH, both at an exercise price of $7.00 per share, which warrants are immediately exercisable until December 30, 1999. Does not include warrants beneficially owned by RIC to purchase 416,667 shares of Series A Common Stock at an exercise price of $7.19 per share, one-third of which warrants become exercisable on each of December
30, 1995, 1996 and 1997 for five-year periods from the date they become exercisable. Saul P. Steinberg, the Chairman of the Board of the Company until December 30, 1994, and affiliated trusts own or control approximately 47% of the outstanding common stock of RGH. Mr. Steinberg disclaims beneficial ownership of all of these shares of Common Stock and warrants.

     <F5> Arthur M. Goldberg, a director and nominee for director of the
Company, is the sole general partner of Nugget Partners, L.P., a New Jersey limited partnership. All of the shares shown are beneficially owned directly by Nugget Partners, L.P.

     <F6> The general partners of Hernandez Partners are Roland A. Hernandez, the President and Chief Executive Officer of the Company and a director and nominee for director of the Company, and Enrique Hernandez, Jr., his brother.
Each of the general partners of Hernandez Partners has dispositive and voting power with respect to the shares of Common Stock held by Hernandez Partners, except as described in footnote (1) above.

     <F7> Messrs. Blaya, Cancela, Housman, Fernandez and Pupo-Mayo are named in the "Summary Compensation Table" under the section captioned "Executive
Compensation" below.   Messrs. Cancela and Housman are executive officers of the
Company at present.  Mr. Blaya was President and Chief Executive Officer and a
director of the Company until March 1995.  Messrs. Fernandez and Pupo-Mayo ceased being executive officers of the Company for purposes of this table in
April 1995.


                      ELECTION OF DIRECTORS

     The Board of Directors has nominated the persons described below for election as directors at the Annual Meeting. Of the nominees for director, five will be voted upon by the holders of the Series B Common Stock voting separately as a series. Those nominees are Leon D. Black; Guillermo Bron; Roland A. Hernandez; Bruce H. Spector; and Edward M. Yorke (the "Series B Nominees"). The remaining four nominees will be voted upon by the holders of the Series A Common Stock voting separately as a series. Those nominees are Arthur M. Goldberg; Alan Kolod; Barry W. Ridings and David E. Yurkerwich (the "Series A Nominees").

     The Stockholders collectively own  63.9% of the outstanding
shares of Series B Common Stock as of April 27, 1995.   See
"Security Ownership of Certain Beneficial Owners and Management." If the Stockholders vote their shares of Series B Common Stock in favor of the Series B Nominees, such nominees will be assured of election to the Board of Directors.

     THE BOARD OF DIRECTORS HAS NOMINATED EACH OF THESE PERSONS AND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THEM TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. UNLESS OTHERWISE SPECIFIED THEREIN, PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

     The following is a brief description of each nominee:

Series B Nominees

     Leon D. Black, 43, became Chairman of the Board of Directors of the Company as of December 30, 1994 upon consummation of the Company's Plan of Reorganization. Mr. Black is one of the founding principals of Apollo Advisors, L.P. ("Apollo"), which acts as managing general partner of Apollo Investment Fund, L.P. ("AIF") and AIF II, L.P. ("AIF II"), both securities investment funds, and Apollo Advisors II, L.P. ("Apollo II"), which acts as the managing general partner of Apollo Investment Fund III, L.P. ("AIF III"), a securities investment fund. Mr. Black also is a founding principal of Lion Advisors, L.P. ("Lion Advisors"), which acts as financial advisor to and representative for certain institutional investors with respect to securities investments. Prior to 1990, Mr. Black was a Managing Director of Drexel Burnham Lambert Incorporated, an investment banking firm ("Drexel Burnham"). Mr. Black is a director of Astrum International, Inc., Big Flower Press, Inc., Converse, Inc., Interco, Incorporated, Gillett Holdings, Inc. and New York Law Publishing Company.

     Guillermo Bron, 43, became a director of the Company as of December 30, 1994 upon consummation of the Plan of Reorganization. From July 1994 to the present, Mr. Bron has been an officer, director and principal stockholder of the corporate general partner of Bastion Partners, L.P., which is the general partner of Bastion Capital Fund, L.P., an investment fund and a principal stockholder of the Company. Since 1990, Mr. Bron also has been President of Bastion Capital Corp., a financial advisory firm. From 1983 to 1990, Mr. Bron held various positions with Drexel Burnham, including Managing Director. Mr. Bron currently is a director of Pan American Bank.

     Roland A. Hernandez, 37, has been a Director of the Company since August 1989 and was reappointed to office as of December 30, 1994 upon consummation of the Plan of Reorganization. In March 1995, the Board of Directors elected Mr. Hernandez President and Chief Executive Officer of the Company. From 1987 to April 1985, Mr. Hernandez was the President of the corporate general partner of Interspan Communications ("Interspan"), a California limited partnership that owns Spanish-language television station KFWD, Channel 52, a Company affiliate serving
the Dallas/Fort Worth market.   Mr. Hernandez currently is a Vice
President and a director of the corporate general partner of Interspan. Since 1991, Mr. Hernandez also has been a general partner of Hernandez Partners, an investment partnership and a principal stockholder of the Company. Mr. Hernandez also has been an officer and director of Inter-Con Security Systems, Inc., a security services company, since 1984. Mr. Hernandez is a member of the Young Presidents Organization and serves on the Board of Directors of Beneficial Corporation, a financial services holding company, and Weingart Center, a not-for-profit organization dedicated to providing transitional services for the homeless. From 1986 to 1992, Mr. Hernandez was President of Plaza de la Raza, a not-for-profit organization dedicated to the cultural and artistic advancement of inner city Hispanic children in Los Angeles.

     Bruce H. Spector, 52, became a director of the Company as of December 30, 1994 upon consummation of the Plan of Reorganization. Since October 1992, Mr. Spector has been a consultant to Apollo. In March 1995, Mr. Spector became a principal of Apollo II. For 25 years prior to 1992, Mr. Spector was a member of the Los Angeles law firm of Stutman Triester & Glatt. Mr. Spector is a director of Gillett Holdings, Inc. and United International Holdings, Inc.

     Edward M. Yorke, 36, has not previously served on the Board of Directors of the Company. Since 1992, Mr. Yorke has been a principal of Apollo and Lion Advisors and since March 1995 of Apollo II. From 1990 to 1992, Mr. Yorke was a Vice President in the high yield capital markets group of BT Securities Corp., an
investment banking firm.   Mr. Yorke is a director of Aris
Industries, Inc., Big Flower Press, Inc., Salant Corporation and Webcraft Technologies, Inc.

Series A Nominees

     Arthur M. Goldberg, 53, became a director of the Company in March 1995. Since November 1990, Mr. Goldberg has been Chairman of the Board, President and Chief Executive Officer of Bally Entertainment Corporation, formerly known as Bally Manufacturing Corporation, a company involved, through its subsidiaries, in the operation of casino resorts and health and fitness centers. Mr. Goldberg also has been Chairman of the Board, President and Chief Executive Officer of DiGiorgio Corporation, a food distributor, since February 1990. Since September 1990, he also has been the general partner of Nugget Partners, L.P., an investment partnership and a principal stockholder of the Company, and managing general partner of Arveron Investments, L.P., another investment partnership, since 1984.

     Alan Kolod, 46, became a director of the Company as of December 30, 1994 upon consummation of the Plan of Reorganization. Mr. Kolod has been a member of the New York law firm Moses & Singer since December 1989.

     Barry W. Ridings, 43, became a director of the Company in March 1995. Mr. Ridings has been a Managing Director of the investment banking firm Alex. Brown & Sons Incorporated since March 1990. Mr. Ridings is a director of Greenman Brothers, Inc., Leaseway Transportation Corporation, New Valley Corporation, Norex America, Inc., Sub Micron Systems Corporation, Tiger Direct, Inc., TansCor Waste Services Corporation and Trinity Six, Inc.

     David E. Yurkerwich, 42, became a director of the Company in March 1995. Since 1980, Mr. Yurkerwich has been a member of Peterson Consulting L.P., a litigation, dispute and economic consulting firm, and has served as president of the firm since 1994.


                       GENERAL INFORMATION
               RELATING TO THE BOARD OF DIRECTORS

     From January 1 to December 30, 1994, the Company's Board of Directors consisted of 11 members (the "Old Board"). The term of office of all of the members of the Old Board expired on December 30, 1994 pursuant to the Plan of Reorganization and a new nine-member board took office on that date (the "New Board"). The Old Board held four meetings during 1994, all of which occurred prior to December 30, 1994. All the members of the Old Board attended more than 75% of the aggregate number of meetings held by the Old Board and by the committees of which they were members, except for George E. Bello, Henry R. Silverman and Christopher J. Kennan. The Old Board and committees also acted from time to time by unanimous written consent in lieu of meetings. The New Board or its committees did not meet in person after December 30, 1994 and before year-end 1994.

     During 1994, the Old Board had an Executive Committee, an Audit Committee, a Compensation Committee, a Stock Option Committee, a Nominating Committee and a Special Transactions Committee. Currently, the New Board has an Audit Committee and a Compensation and Stock Option Committee, all other committees of the Old Board having been dissolved.

     The Executive Committee of the Old Board was authorized to take any action permitted to be taken by the Board of Directors, except as otherwise restricted by the General Corporation Law of the State of Delaware. During 1994, the Executive Committee was comprised of Saul P. Steinberg, George E. Bello, Howard E. Steinberg and Lowell C. Freiberg. The Executive Committee met once during 1994 and also acted by written consent on one occasion.

     The Audit Committee recommends the engagement of independent auditors, approves the scope of the annual audit and related fee proposals, holds periodic meetings with both the independent auditors and Company employees performing internal audit functions to discuss the results of audit examinations, and reviews the adequacy of internal accounting and financial reporting controls and current developments in financial reporting and accounting. During 1994, the Audit Committee of the Old Board was comprised of George E. Bello, Daniel Hirsch and Christopher J. Kennan. The Audit Committee met once during 1994. Currently, the members of the Audit Committee of the New Board are Guillermo Bron, Alan Kolod and Bruce H. Spector.

     The Old Board had a separate Compensation Committee and Stock Option Committee; these committees have been combined into one Compensation and Stock Option Committee by the New Board. The Compensation and Stock Option Committee reviews and approves the Company's executive compensation policies. In addition, the Compensation and Stock Option Committee selects the officers and key employees of the Company who are to receive grants of options, stock appreciation rights or restricted stock under the 1994 Stock Plan and the number of shares that would be subject thereto, the exercise price, if any, and the other terms and conditions of the grant. See "Approval of the Company's 1994 Stock Plan -- Administration" below.

     During 1994, the Compensation Committee of the Old Board was comprised of George E. Bello and Robert M. Steinberg from January 1, 1994 to May 15, 1994, and Daniel Hirsch and Christopher J. Kennan from May 16, 1994 to December 30, 1994. The Compensation Committee of the Old Board met once during 1994. During 1994, the Stock Option Committee of the Old Board consisted of Daniel Hirsch and Christopher J. Kennan. The Stock Option Committee of the Old Board met once during 1994. Currently, the members of the Compensation and Stock Option Committee of the New Board are Leon D. Black and Bruce H. Spector.

     The Nominating Committee of the Old Board advised and made recommendations to the Board of Directors concerning the selection of nominees for election as directors of the Company. The Nominating Committee also considered stockholder proposals for nominees. During 1994, the Nominating Committee of the Old Board consisted of Saul P. Steinberg, George E. Bello, Lowell C. Freiberg and Howard E. Steinberg. The Nominating Committee did not meet in 1994. Currently, nominees for election as Series A directors are selected by the Series A directors and nominees for election as Series B directors are selected by the Series B directors. Stockholder proposals for nominees should be sub mitted in writing to the Secretary of the Company and should include biographical information regarding the proposed nominee with a statement from the stockholder as to the qualifications and willingness of the candidate to serve on the Company's Board of Directors.

     The Special Transactions Committee of the Old Board reviewed transactions between the Company and its officers, directors and affiliates. During 1994, the Special Transactions Committee consisted of Daniel Hirsch and Christopher J. Kennan. The
Special Transactions Committee did not meet in 1994.

     The Company is required to identify any director or officer who did not file timely with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on material provided to the Company, the Company believes that during 1994 all such filing requirements were complied with by its directors and officers.


                EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is the name, age and position of each of the executive officers of the Company:

Name                     Age      Position
____                     ___      _________

Roland A. Hernandez       37      President and Chief Executive
                                  Officer

Jose C. Cancela           37      Executive Vice President

Stephen J. Levin          46      Executive Vice President

Peter J. Housman II       43      Chief Financial Officer and
                                  Treasurer

Maria I. Chaves           38      Senior Vice President, Sales

Stuart Livingston         37      Senior Vice President,
                                  Operations and Administration

Horace G. Dawson, III     40      Assistant General Counsel and
                                  Assistant Secretary

Raymond R. Gutierrez      40      Vice President, Human Resources

Jose M. Sariego           40      Senior Corporate Counsel and
                                  Secretary


     Mr. Hernandez's background is described under the caption
"Election of Directors" above.

      Jose C. Cancela became Executive Vice President of the Company in April 1995. From June 1992 until April 1995, he served as President, Station Group of the Company. He served as Senior Vice President of Univision Station Group, Inc. from September 1991 until June 1992. From November 1988 until June 1992, he served as General Manager of WLTV, a Spanish-language television station in Miami, and from August 1987 until November 1988, as General Manager of KWEX, a Spanish-language television station in San Antonio, Texas. Mr. Cancela serves as Chairman of the Board of Trustees of the Public Health Trust of Dade County, as a Director of the National Hispanic Scholarship Fund, and on the Board of Governors of the Greater Miami Chamber of Commerce.

     Stephen J. Levin became Executive Vice President of the Company in April 1995. From November 1993 to March 1995, Mr. Levin was Sales Manager for National Cable Advertising, Inc., a broadcast time sales company. From February 1993 to October 1993, he was a marketing consultant to various radio and television broadcasting companies. From June 1991 to November 1992 Mr. Levin was the general manager of WNJU, the Company's television station serving the New York market, and from February 1989 to June 1991, Mr. Levin was the general manager of KVEA, the Company's television station serving the Los Angeles market.

      Peter J. Housman II became Chief Financial Officer and Treasurer of the Company in February 1987. From February 1991 until April 1995, he also served as President, Business and Corporate Affairs of the Company. Mr. Housman served as Senior Vice President of the Company from February 1987 until February 1991 and served as Senior Vice President, Treasurer and Chief Financial Officer of the Company's predecessor from November 1986 to February 1987. From January 1984 to October 1986, Mr. Housman served as a Vice President and Controller of Reliance Capital Group, Inc., a subsidiary of RGH, and from October 1983 to October 1986, he served as a Vice President of RGH having been employed by RGH or one of its predecessors since 1976.

      Maria I. Chaves became Senior Vice President, Sales and Marketing of the Company in February 1995. From June 1993 to February 1995, she served as Senior Vice President, Sales of the Company. Prior thereto, she served as Vice President and Director of Sales of the Company from September 1992. She served as Sales Manager of WSCV, the Company's television station serving the Miami-Ft. Lauderdale market, from June 1992 until September 1992. From August 1989 until January 1992, Ms. Chaves served as General Sales Manager of WLTV, a Spanish-language television station in Miami.

      Stuart Livingston became Senior Vice President, Administration of the Company in April 1995. From January 1994 to March 1995, Mr. Livingston was Vice President of Affiliate Relations for the Univision Network. From September 1989 to December 1993, Mr. Livingston was Vice President of Broadcast Operations of Univisa, Inc., a U.S. subsidiary of Grupo Televisa, S.A., a Mexican media company.

      Horace G. Dawson, III became Assistant General Counsel and Assistant Secretary of the Company in September 1992. From September 1992 to April 1995, he also served as a Vice President of the Company. He served as Corporate Counsel of the Company from June 1987 until September 1992. Prior thereto, he served as Staff Counsel of RGH since August 1986.

     Raymond R. Gutierrez became Vice President, Human Resources of the Company in September 1993. He served as Director, Human Resources from 1990 until September 1993. Prior thereto, Mr. Gutierrez served as Senior Executive, Human Resources of R.H. Macy & Co. from July 1982 until April 1990.

     Jose M. Sariego became Secretary of the Company in March 1995. Since August 1994, he also has served as Senior Corporate Counsel of the Company. From January 1990 to August 1994, Mr. Sariego was a partner in the Miami, Florida office of Kelley Drye & Warren, an international law firm.

     Officers are not elected for a fixed term of office but serve at the discretion of the Board of Directors.


                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning the compensation for services in all capacities to the Company for the years ended December 31, 1994, 1993, and 1992 paid to (a) the Chief Executive Officer and (b) the other four most highly compen sated executive officers of the Company during 1994 (collectively, the "Named Executives"). Joaquin F. Blaya became the Chief Executive Officer of the Company and Jose C. Cancela, Gustavo Pupo-Mayo and Filiberto Fernandez became executive officers of the Company during 1992. The amounts shown in the table for 1992 with respect to Messrs. Blaya, Cancela, Pupo-Mayo and Fernandez are payments from the dates they became executive officers. Mr. Blaya resigned as President and Chief Executive Officer of the Company in March 1995. Messrs. Pupo-Mayo and Fernandez ceased being executive officers of the Company for purposes of this table in April 1995.

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                            ________________________________
                                                                                  Long Term
                                                                                  Compensa-
                                                                                  tion Awards
                                                                                  ___________
                                                                     Annual       Securities       All Other
                                                        Salary       Bonus        Underlying      Compensation
Name and Principal Position During 1994     Year         ($)          ($)         Options (#)       ($)<F1>
- ---------------------------------------     ----        ------       ------      ------------     ------------
Joaquin F. Blaya                            1994        840,577        0         500,000<F2>      16,285
  President and Chief                       1993        722,558     682,966          0            14,559
  Executive Officer                         1992        397,500     295,621          0             3,712

Jose C. Cancela                             1994        380,773        0          50,000<F3>         811
  President, Station Group                  1993        330,192     317,283          0             7,996
                                            1992        182,308     134,082          0               706

Peter J. Housman II                         1994        306,730        0          50,000<F3>      10,297
  President, Business and Corporate         1993        271,231     260,580          0            17,533
  Affairs, Chief Financial Officer          1992        249,231     226,758          0            14,820
  and Treasurer

Gustavo Pupo-Mayo                           1994        239,792      83,900          0               178
  Senior  Vice President,                   1993        200,000      91,000          0             2,196
  News and Public Affairs                   1992         65,385      60,000          0               166

Filiberto Fernandez                         1994        300,000         0            0             4,750
  Senior Vice President, Marketing          1993        279,615     198,503          0             5,842
                                            1992        149,038      73,580          0               208

____________________

     <F1> The following amounts are included in the above table.  Company retirement contributions and matching 401(k) contributions: Mr. Blaya $0 for 1992, $13,931 for 1993 and $4,620 for 1994; Mr. Cancela $0 for 1992, $7,704 for
1993 and $0 for 1994; Mr. Housman $13,517 for 1992, $13,931 for 1993 and $4,620
for 1994; Mr. Pupo-Mayo $0 for 1992, $2,030 for 1993 and $0 for 1994; Mr.
Fernandez $0 for 1992, $5,592 for 1993 and $4,500 for 1994. Life, disability and supplemental medical insurance policy premiums paid by the Company: Mr. Blaya
$3,712 in 1992, $628 in 1993 and $11,665 in 1994; Mr. Cancela $706 in 1992, $292
in 1993 and $811 in 1994; Mr. Housman $1,303 in 1992, $3,602 in 1993 and $5,677
in 1994; Mr. Pupo-Mayo $166 in 1992 and 1993 and $178 in 1994; Mr. Fernandez
$208 in 1992, $250 in 1993 and 1994.

     <F2> These options were canceled in March 1995.  See "--Employment and
Severance Agreements" below.

     <F3> These options are subject to the Company achieving certain performance levels during the first six months of 1995. Management believes that these levels are not likely to be achieved. See "--Employment and Severance
Agreements" below.


Employment and Severance Agreements

     In 1992, the Company entered into a three-year employment agreement with Jose C. Cancela commencing May 25, 1992 and ending on May 26, 1995. The agreement with Mr. Cancela provides for an annual base salary of $300,000, $350,000 and $400,000 during the first, second and third years, respectively, of his term of employment. Upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments), Mr. Cancela is eligible for an annual bonus of up to 100% of his annual base salary. Under the agreement, Mr. Cancela receives benefits customarily afforded to senior executive officers of the Company, including term life insurance, but is not entitled to participate in any bonus plan maintained by the Company. If Mr. Cancela's employment is terminated for "cause" (as defined) or because of death, disability or other event rendering Mr. Cancela unable to perform his duties and obligations under the Agreement, the Company is only obligated to pay Mr. Cancela's salary through the date of termination. If the Company terminates the agreement for any other reason, its sole obligation is to continue payment of his salary through May 26, 1995, subject to the terms of the second employment agreement between the Company and Mr. Cancela described below.

     In 1994, the Company entered into a second employment agreement with Mr. Cancela commencing May 27, 1995 and ending May 25, 1997. The second agreement with Mr. Cancela provides for an annual base salary of $400,000 during his term of employment. Upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments), Mr. Cancela is eligible for an annual bonus of up to 100% of his annual base salary. Under Mr. Cancela's second agreement, the Company agreed to enter into two stock option agreements pursuant to which the Company would issue to him options to purchase an aggregate of 100,000 shares of Series A Common Stock under the 1994 Stock Plan. The first stock option agreement was entered into on December 31, 1994 and granted Mr. Cancela options to purchase 50,000 shares at an exercise price of $7.00 per share, exercisable for a period of 10 years, upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments). Management believes that these performance goals are not likely to be achieved. The second option agreement, which must be executed on June 30, 1995, will provide for the grant of additional 10-year options to purchase 50,000 shares at an exercise price equal to the then-market value of the Series A Common Stock, one-third of which options become exercisable on each of June 30, 1998, 1999 and 2000. Mr. Cancela's second employment agreement further provides that Mr. Cancela is entitled to participate in benefit plans customarily afforded to senior executive officers of the Company, including term life insurance, but may not participate in any bonus plan maintained by the Company. If Mr. Cancela's employment is terminated for "cause" (as defined) or because of death, disability or other event rendering Mr. Cancela unable to perform his duties and obligations under the Agreement, the Company is only obligated to pay Mr. Cancela's salary through the date of termination. If the Company terminates the Agreement for any other reason, its sole obligation is to continue payment of his salary through the remaining term of his agreement and to provide certain medical benefits.

     In 1994, the Company entered into a three-year employment agreement with Peter J. Housman II for a term commencing May 15, 1994 and ending May 25, 1997. The agreement with Mr. Housman provides for an annual base salary of $325,000 during his term of employment. Upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments), Mr. Housman is eligible for an annual bonus of up to 100% of his annual base salary. Under Mr. Housman's agreement, the Company agreed to enter into two stock option agreements pursuant to which the Company would issue to him options to purchase an aggregate of 100,000 shares of Series A Common Stock under the 1994 Stock Plan. The first stock option agreement was entered into on December 31, 1994 and granted Mr. Housman options to purchase 50,000 shares at an exercise price of $7.00 per share, exercisable for a period of 10 years, upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments). Management believes that these performance goals are not likely to be achieved. The second option agreement, which must be executed on June 30, 1995, will provide for the grant of additional 10-year options to purchase 50,000 shares at an exercise price equal to the then-market value of the Series A Common Stock, one-third of which options become exercisable on each of June 30, 1998, 1999 and 2000. Mr. Housman's employment agreement further provides that Mr. Housman is entitled to participate in benefit plans customarily afforded to senior executive officers of the Company, including term life insurance, but may not participate in any bonus plan maintained by the Company. If Mr. Housman's employment is terminated for "cause" (as defined) or because of death, disability or other event rendering Mr. Housman unable to perform his duties and obligations under the agreement, the Company is only obligated to pay Mr. Housman's salary through the date of termination. If the Company terminates Mr. Housman's employment for any other reason, its sole obligation is to continue payment of his salary through the remaining term of his agreement and to provide certain medical benefits.

     The bonus and option provisions of these agreements are subject to stockholder approval. See "Approval of Compensation of Certain Executives" below.

     In 1994, the Company entered into a three-year employment agreement with Gustavo Pupo-Mayo commencing September 16, 1994 and ending September 15, 1997. The agreement with Mr. Pupo-Mayo provides for an annual base salary of $300,000 during his term of employment. Mr. Pupo-Mayo also is entitled to a bonus of up to 50% of his annual base salary based upon the achievement by TeleNoticias del Mundo, L.P., a 24-hour-a-day news service partnership in which the Company is a lead partner ("TeleNoticias"), of certain performance goals based on the operating income of TeleNoticias (subject to certain adjustments) and upon the achievement of certain ratings levels during the broadcast on the Company's network of the prime-time network news programs produced by TeleNoticias. The agreement further provides that Mr. Pupo-Mayo is entitled to participate in benefit plans customarily afforded to senior executives of the Company, but may not participate in any bonus plan maintained by the Company. If Mr. Pupo-Mayo's employment is terminated for "cause" (as defined) or because of death, disability or other event rendering Mr. Pupo-Mayo unable to perform his duties and obligations under the agreement, the Company is only obligated to pay Mr. Pupo-Mayo's salary through the date of termination. If the Company terminates Mr. Pupo-Mayo's employment for any other reason, its sole obligation is to continue payment of his salary through the remaining term of his agreement and to provide certain medical benefits.

     In 1992, the Company entered into a three-year employment agreement with Filiberto Fernandez commencing June 1, 1992 and ending May 31, 1995. The agreement with Mr. Fernandez provides for an annual base salary of $250,000 during the first year of the term and $300,000 during the second and third years. Upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments), Mr. Fernandez is eligible for an annual bonus of up to 75% of his annual base salary. The agreement further provides that Mr. Fernandez is entitled to participate in benefit plans customarily afforded to senior executives of the Company, but may not participate in any bonus plan maintained by the Company. If Mr. Fernandez's employment is terminated for "cause" (as defined) or because of death, disability or other event rendering Mr. Fernandez unable to perform his duties and obligations under the agreement, the Company is only obligated to pay Mr. Fernandez's salary through the date of termination. If the Company terminates Mr. Fernandez's employment for any other reason, its sole obligation is to continue payment of his salary through the remaining term of his agreement.

     In March 1995, the Company entered into an agreement with Joaquin F. Blaya, formerly the Company's President and Chief Executive Officer, providing for certain consideration for the termination of Mr. Blaya's employment agreements and stock option agreement with the Company. Pursuant to the agreement, the terms of which are generally consistent with a termination without cause under Mr. Blaya's then-existing employment agreement with the Company, Mr. Blaya will be paid at an annual rate of $900,000 from March 8, 1995 to May 25, 1997. The Company also is obligated to provide medical benefits substantially similar to those provided to Mr. Blaya immediately prior to his resignation in March 1995. In addition, Mr. Blaya agreed to a cancellation of his then-existing options to purchase 500,000 shares of the Company's Series A Common Stock and the Company granted Mr. Blaya new options to purchase 150,000 shares of Series A Common Stock at an exercise price of $7.00 per share, exercisable from January 1, 1996 through December 31, 1998. Mr. Blaya's two employment agreements with the Company as well as his existing stock option agreement were terminated pursuant to the agreement.

Option Grants in 1994

     The following table sets forth certain information with respect to the grant of options to purchase Series A Common Stock made during 1994 to each of the Named Executives.


                                                                                                     Potential Realiz-
                             Number of                                                               able Value at
                             Securities        % of Total                                            Assumed Annual
                             Underlying        Options                                               Rates of Stock
                             Options           Granted to         Exercise                           Price Appreciation
Name                         Granted (#)       Employees          Price          Expiration Date     for Option Term
____                         ___________       __________         ________       _______________     __________________

                                                                                                     0%     5%     10%
                                                                                                     ---    ---    ---
Joaquin F. Blaya             500,000<F1>         84%              $7.00          December 30, 2004   <F1>   <F1>   <F1>
Jose C. Cancela               50,000<F2>          8%              $7.00          December 30, 2004   <F2>   <F2>   <F2>
Peter J. Housman II           50,000<F2>          8%              $7.00          December 30, 2004   <F3>   <F3>   <F3>

______________

<F1>These options were canceled in March 1995.  See "--Employment and Severance
    Agreements" above.

<F2>These options are subject to the Company achieving certain performance levels during the first six months of 1995.  See "--Employment and Severance
    Agreements" above. Management believes that these levels are not likely to be achieved.


Aggregated Option Exercises in 1994 and Year-End Option Value

     The following table sets forth the number of shares of Series A Common Stock covered by stock options held by the Named Executives at December 31, 1994 and also shows the value of "in-the-money" options at that date. No Named Executive exercised stock options during 1994.

                                                      Value of
                                   Number of          Unexercised
                                   Unexercised        In-the-Money
                                   Options at         Options at
                                   Year -End (#)      Year-End ($)
                                   Exercisable/       Exercisable/
Name                               Unexercisable      Unexercisable <F1>
- ----                               -------------      ------------------
Joaquin F. Blaya                   0/500,000<F2>      0/1,375,000
Jose C. Cancela                     0/50,000<F3>        0/137,500
Peter J. Housman II                 0/50,000<F3>        0/137,500
_______________

<F1> Based on the closing sale price of the Company's Series A
     Common Stock of $9.75 per share on January 4, 1995, the first day the Series A Common Stock traded on the Nasdaq
     National Market.

<F2> These options were canceled in March 1995.  See "--
     Employment and Severance Agreements" above.

<F3> These options are subject to the Company achieving certain performance levels during the first six months of 1995. See "--Employment and Severance Agreements" above. Management believes that these levels are not likely to be achieved.


Performance Graph

     On December 30, 1994 in connection with the consummation of the Company's Plan of Reorganization, the Company's Old Common Stock was canceled and the now-outstanding Common Stock was issued. A performance graph as required by the proxy rules of the Securities and Exchange Commission therefore is not relevant and is not included. The Company's Series A Common Stock currently is quoted on the Nasdaq National Market under the symbol "TLMD."

Compensation Committee Report

     The Compensation Committee of the Old Board was formed in November 1992 to review and approve the Company's executive compensation policies. The Compensation Committee of the Old
Board was comprised of nonemployee directors.

     The following report addresses the Company's compensation policies for 1994 with respect to the Company's executive officers, including the Named Executives. Compensation paid in 1994 to Joaquin F. Blaya, Jose C. Cancela and Filiberto Fernandez was pursuant to employment agreements entered into between each of them and the Company in 1992. Compensation paid in the second half of 1994 to Peter J. Housman II was pursuant to an employment agreement entered into with him on May 15, 1994. Compensation paid to Gustavo Pupo-Mayo in 1994 was pursuant to employment agreements entered into with him in 1992 and 1994. The current employment agreements of Messrs. Cancela, Housman, Fernandez and Pupo-Mayo are described under "-- Employment and Severance Agreements" above and "Approval of Compensation of Certain Executives" below. Mr. Blaya resigned all his positions with the Company effective March 1995 and his two employment agreements and one stock option agreement with the Company were terminated. Mr. Fernandez and Mr. Pupo-Mayo ceased being executive officers of the Company for purposes of this report in April 1995, although they remain under contract with the Company pursuant to their current employment agreements.

     Executive Compensation Policies. In the highly competitive environment of television broadcasting and the entertainment industry as a whole, decisions made by key executives can have a substantial impact on a company's financial performance. The Company faces competition not only from other Spanish-language and English-language television networks, but also from other Spanish-language and English-language media, including cable channels, radio stations, movies and other forms of entertainment.

     The Company's executive compensation policies are structured to meet this competitive challenge and to help the Company achieve its business objectives by providing levels of annual base compensation designed to attract and retain talented executives and by providing annual incentive compensation that varies directly with Company financial performance and may also take into account individual executive performance and contribution.

     Relationship of Performance Under Compensation Policies.
The components of 1994 executive compensation included base salary and annual bonus amounts and, in the case of Messrs. Blaya, Cancela and Housman, stock options. Executive compensation for 1994 reflected the Company's emphasis on tying pay to performance criteria in addition to providing salary levels consistent with competitive practices and level of responsi bility.

     Base Salaries. An executive's base salary for 1994 was determined based on the executive's individual level of responsibility and competitive practices in the industry. For the Named Executives, base salaries were set in employment agreements between the Company and each of those executives.

     Annual Bonuses. The Company generally pays cash bonuses, if any, to its executives during the first quarter of the year for services rendered during the preceding year. The Company believes that its ability to pay bonuses is important to attract and retain superior executives. For those executives employed pursuant to employment agreements, bonus amounts are based solely on meeting objective performance criteria. For other executives, bonuses are based on a combination of objective Company financial performance criteria together with objective and subjective individual criteria. Individual subjective performance criteria can include, to a greater or lesser degree, depending on the executive, evaluation of initiative and contribution to overall corporate performance, managerial ability, and adherence to Company policies and procedures. The bonus amount generally is calculated as a percentage of base salary earned in the year.

     Stock Options. The Company's 1994 Stock Plan, which was adopted by the Stock Option Committee of the Old Board in 1994 subject to approval by the Company's stockholders, provides for the granting of stock options, either alone or together with stock appreciation rights, and restricted stock. Pursuant to the employment agreements with Messrs. Blaya, Cancela and Housman, the Company issued stock options to purchase an aggregate of 600,000 shares of Series A Common Stock to these executives, subject to certain conditions, including the Company achieving certain performance levels and stockholder approval. See "-- Employment and Severance Agreements" above and "Approval of Compensation of Certain Executives" below. No other options under the 1994 Stock Plan were granted in 1994, and all previously outstanding stock options under prior stock option plans were canceled as of December 30, 1994 pursuant to the Plan of Reorganization.

     Other Compensation Plans. The Company has adopted a broad-based employee benefit plan in which executives are permitted to participate on the same terms as nonexecutive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plan. The Company also provides term life insurance coverage for all employees, including executives. An executive's coverage is determined based on salary up to a maximum coverage amount of $300,000, except where an employment agreement provides for different coverage.

     CEO 1994 Compensation. As noted above, Mr. Blaya's 1994 compensation as President and Chief Executive Officer reflects a contractual obligation entered into in May 1992 when Mr. Blaya joined the Company. Prior to Mr. Blaya's employment agreement being terminated in March 1995, his agreement provided for a base salary plus the opportunity to earn a bonus based solely on the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments). In addition, Mr. Blaya was granted options to purchase 500,000 shares of the Company's Series A Common Stock, which become exercisable only upon the Company achieving certain performance goals based on the operating income of the Company (subject to certain adjustments). Mr. Blaya's total compensation package, therefore, was consistent with the policies discussed above.

     Compliance with Internal Revenue Code Section 162(m).
Section 162(m) of the Internal Revenue Code of 1986, as amended, which took effect January 1, 1994, limits the federal income tax deduction that the Company may take for compensation paid to the corporation's Chief Executive Officer and other four most highly compensated executive officers to $1 million unless such compensation is based solely on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors. The Compensation Committee in 1994 attempted to structure the performance-based compensation in a manner that complies with the new rules.

                               SUBMITTED BY:

                               THE COMPENSATION COMMITTEE
                               OF THE OLD BOARD OF DIRECTORS


                               Daniel Hirsch (May 16 to December 30,
                                 1994)
                               Christopher J. Kennan (May 16 to
                                 December 30, 1994)


Compensation of Directors

     Each of the eight nonmanagement directors of the New Board currently receives for his services as director a retainer of $1,000 per calendar quarter, plus $2,500 for each meeting of the Board of Directors and $1,000 for each committee meeting attended in person, and $500 for each meeting of the Board of Directors or a committee attended by telephone.

Compensation Committee Interlocks

     Until May 15, 1994, Robert M. Steinberg and George E. Bello, who are also directors of RGH, served as the two members of the Old Board's Compensation Committee. Mr. Steinberg serves as the President and Chief Operating Officer of RGH and Mr. Bello serves as Executive Vice President and Controller of RGH . During 1994, Reliance Insurance Company, an indirect wholly-owned subsidiary of RGH ("RIC") provided the Company and its subsidiaries with certain insurance coverage at a cost of approximately $200,000. Saul P. Steinberg, Chairman of the Company's Board of Directors until December 30, 1994, serves as Chairman of the Board and Chief Executive Officer of RGH.


                   RELATED PARTY TRANSACTIONS

     The Stockholders have entered into a Shareholders Agreement relating to the transfer and voting of shares of Common Stock owned by each of the Stockholders. See "Security Ownership of Certain Beneficial Owners and Management" above.

     On December 30, 1994, in connection with the consummation of the Company's Plan of Reorganization, the Company, Apollo and RIC entered into a registration rights agreement pursuant to which the Company agreed to register Common Stock held by Apollo and RIC and certain of their respective affiliates and transferees ("Holders") under the Securities Act of 1933, as amended (the "Securities Act"). Under the registration rights agreement, the Company is obligated, subject to certain terms and conditions and upon demand by the Holders, to use reasonable diligence to effect and to maintain for not more than 90 days the registration under the Securities Act of certain registrable securities as defined in the agreement. The Company is not required to effect more than two such registrations during the term of the agreement. A demand for registration under the agreement must be made by a Holder within five years of the date of the agreement in the case of (a) Common Stock acquired other than through the exercise of warrants and (b) the Company's 10.25% Senior Notes due December 30, 2001, and within the later of five years from the date of the agreement and two years after the exercise of warrants in the case of Common Stock acquired through the exercise of warrants. In addition, so long as any of the registrable securities are outstanding, if the Company proposes to register any of its securities under the Securities Act, whether or not for its own account, the Holders have the right to request the Company to include the Holders' registrable securities in such registration, subject to certain terms and conditions.

     During 1994, RIC provided the Company and its subsidiaries with certain insurance coverage at a cost of approximately
$200,000.

     Interspan owns and operates television station KFWD, Channel 52, the Company's Dallas/Fort Worth network affiliate. Roland A. Hernandez, the Company's President and Chief Executive Officer and a director, is a director and vice president of the corporate general partner of Interspan, which is owned by Mr. Hernandez and his family. Pursuant to Interspan's affiliation agreement with the Company, Interspan received approximately $1,125,000 in network compensation during 1994 and paid the Company approximately $189,000 for the Company's services as the exclusive national sales representative for KFWD.

     Moses & Singer, a law firm of which Alan Kolod, a director of the Company, is a partner, provided legal services to the creditors' committee under the Company's Plan of Reorganization, which legal services ultimately were paid for by the Company.
The amount paid by the Company for such services rendered in 1994 was approximately $204,000. Such services were rendered pursuant to the Plan of Reorganization and prior to the time Mr. Kolod became a director.

     Management believes that the transactions described above were on terms no less favorable to the Company than could be obtained from unaffiliated parties.


            APPROVAL OF THE COMPANY'S 1994 STOCK PLAN

     In 1994, the Stock Option Committee of the Old Board approved the adoption of the Company's 1994 Stock Plan (the "Stock Plan") pursuant to which up to 1,000,000 shares of Series A Common Stock may be issued upon the grant of restricted stock or upon the exercise of options granted under the Stock Plan.
The stockholders are being requested at the Annual Meeting to consider and approve the adoption of the Stock Plan by the Company. The full text of the Stock Plan is attached as Appendix
A. The description set forth below is a summary of the Stock Plan, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the Stock Plan itself. Approval of the Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

     Stockholders are requested to approve the Stock Plan to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 162(m) limits the federal income tax deduction that the Company may take for compensation paid to any Named Executive (current or future) to $1 million unless such compensation is based solely on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors, and the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by the stockholders. The Stock Plan is designed to help preserve the deductibility of incentive compensation paid to the Named Executives now and in the future.

     In addition, pursuant to Section 16(b) of the Exchange Act, directors, certain officers and 10% or greater stockholders of the Company generally are liable to the Company for repayment of any "short-swing" profits realized from any nonexempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3 promulgated under the Exchange Act provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with the rule. Specifically, the award of restricted stock or the grant of an option under an employee benefit plan that complies with Rule 16b-3 will not be deemed a purchase of a security for Section 16(b) purposes. The Stock Plan is designed to comply with Rule 16b-3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
STOCK PLAN.  UNLESS OTHERWISE SPECIFIED THEREIN, PROXIES
SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL.

Purpose

     The purpose of the Stock Plan is to advance the interests of the Company and promote continuity of management by encouraging and providing key employees with the opportunity to acquire an equity interest in the Company and to participate in any increase in stockholder value as reflected in an increase in the price of the shares of the Company's Common Stock.

Administration

     The Stock Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee").
The Committee is not authorized to exercise any discretion otherwise authorized if the ability to exercise such discretion or the exercise of such discretion itself would cause any compensation attributable to an award under the Stock Plan not to be "performance based compensation" for purposes of Section 162(m).

Eligibility

     Officers and key employees of the Company who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success are eligible to participate in the Stock Plan ("Eligible Employees"). Such persons will be designated by the Committee from time to time under the Stock Plan.

Stock Subject to the Stock Plan

     A total of 1,000,000 shares of Series A Common Stock may be issued under the Stock Plan, subject to adjustment in certain circumstances. The Committee is authorized to grant options under the Stock Plan, which may be "incentive stock options" as defined in the Code ("ISOs") or nonstatutory stock options ("NSOs"), or to award restricted stock ("Restricted Stock"). The Committee also is authorized to grant stock appreciation rights ("SARs") under the Stock Plan. No Eligible Employee may be awarded options or SARs covering more than 700,000 shares of Common Stock. If any shares of Common Stock are subject to an option that expires or terminates for any reason or if any shares of Restricted Stock are forfeited or are reacquired by the Company, such shares will once again be available for issuance under the Stock Plan, subject to certain conditions. If an SAR is exercised and payment is made in cash, the shares of Common Stock allocable to the portion of SAR surrendered may once again be issued under the Stock Plan.

Option Grants

     The Committee may grant options to Eligible Employees at any time and from time to time in its discretion, and has complete discretion consistent with the terms of the Stock Plan to determine: (a) the number of options to be granted to each Eligible Employee; (b) whether such options will be ISOs or NSOs;
(c) the exercise price of the option; (d) the duration of the option; and (e) such other provisions as the Committee may determine. Each option grant will be evidenced by an option agreement.

     The Stock Plan provides that options with respect to not more than 600,000 shares of Series A Common Stock may have an exercise price less than the fair market value of the Common Stock on the date the option is granted. In the case of an ISO, no option may have an option price that is less than the fair market value of the Common Stock on the date the option is granted (110% of fair market value in the case of an ISO granted to any person who owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder")).

     The Committee will determine the duration of each option granted, provided that no option may be exercisable later than the 10th anniversary of the date of its grant (the fifth anniversary in the case of an ISO granted to a 10% Stockholder). Options granted under the Stock Plan may be exercisable at such times and be subject to such restrictions and conditions as the Committee may in each instance approve, which need not be the same for all Eligible Employees.

Terms and Conditions Applicable to Options

    Payment. The exercise price of an option is payable to the Company in full upon exercise either (a) in cash or its equivalent, or (b) at the discretion of the Committee, by tendering shares of Common Stock held by the optionee for more than six months having a fair market value at the time of exercise equal to the exercise price or (c) by a combination of
(a) and (b). The cash proceeds from the exercise of an option will be added to the general funds of the Company and may be used for general corporate purposes.

    Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Stock Plan as it deems advisable.

    Termination of Employment Due to Retirement, Death or Disability. The Committee may provide in the option agreement
(a) that if the optionee's employment with the Company is terminated by reason of retirement or for a reason other than for cause or following a change in control, any outstanding options granted to the optionee that are then exercisable will continue to be exercisable at any time prior to the earlier of the expiration date of the options and one year after the date of termination, and any options not then exercisable will terminate immediately, subject to such exceptions (which must be set forth in the option agreement) as the Committee, in its sole discretion, may approve, and (b) what the rights are of an optionee under any then outstanding option granted to the optionee pursuant to the Stock Plan if the optionee's employment with the Company is terminated by reason of death or disability.

    Termination of Employment for Cause. If the employment of the optionee is terminated for cause (as defined in the Stock
Plan), any then outstanding option granted pursuant to the Stock Plan to the optionee will terminate immediately; provided, that the Committee may waive, in whole or in part, the automatic termination of such options and may set forth such waiver or condition in the option agreement or at any other time, including following the termination of employment.

    Nontransferability and Exercisability of Options. No option granted under the Stock Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all options granted to an optionee under the Stock Plan are exercisable during the optionee's lifetime only by such optionee. No option is exercisable prior to the time a registration statement under the Securities Act is effective with respect to the shares of stock issuable upon the exercise of such option, unless an exemption from such registration is available for such exercise.

Stock Appreciation Rights

    The Committee, in its discretion, in connection with the grant of an option, may grant to the optionee SARs, the terms and conditions of which are to be set forth in an agreement. An SAR will cover the same shares of Common Stock covered by the option (or such lesser number of shares of Common Stock as the Committee may determine) and will, except as provided in the Stock Plan, be subject to the same terms and conditions as the related option. SARs are subject to the following terms and provisions:

     (a)    An SAR may be granted:

       (i) either at the time of grant, or at any time thereafter during the term of the option if related to an NSO; or

       (ii)   only at the time of grant if related to
     an ISO.

     (b) An SAR will entitle the holder of the related option, upon exercise of the SAR, to surrender such option, or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of Common Stock on the date of exercise of such SAR over the exercise price of a share of Common Stock under the related option, by (ii) the number of shares as to which such SAR has been exercised. Payment of such amount may be made by the Company, in the discretion of the Committee, solely in whole shares of Common Stock in a number determined at their fair market value on the date preceding the date of exercise of the SAR, or solely in cash, or in a combination of cash and Common Stock, except no payment in cash may be made to an officer of the Company under certain circumstances. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any SAR by including such a limit in the agreement evidencing the SAR at the time it is granted.

     (c) An SAR will be exercisable at such time or times and only to the extent that a related option is exercisable, and will not be transferable except to the extent that such related option may be transferable. An
  SAR granted in connection with an ISO will be exercisable only if the fair market value of a share of Common Stock on the date of exercise exceeds the purchase price of a share of Common Stock specified in the related option. No
  SAR may be exercised before the date six months after the date it is granted.

     (d) Upon the exercise of an SAR, the related option will be canceled to the extent of the number of shares of Common Stock as to which the SAR is exercised, and upon the exercise of an option granted in connection with an SAR, the SAR shall be canceled to the extent of the number of shares of Common Stock as to which the option is exercised or surrendered.

Restricted Stock

    The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Stock Plan to such Eligible Employees and in such amounts as it determines in its sole discretion. Each grant of Restricted Stock will be made pursuant to a written agreement that will contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of Restricted Stock will lapse at such time or times and on such terms and conditions as the Committee may determine.

  The shares of Restricted Stock granted may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as the Committee may determine, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant; provided that Restricted Stock granted to officers, directors or any person who owns, directly or indirectly, more than 10% of any class of equity security of the Company that is registered pursuant to Section 12 of the Exchange Act may not be sold for at least six months after the date of grant. The Committee may impose such other restrictions on any shares of Restricted Stock granted to any Eligible Employee pursuant to the Stock Plan as it may deem advisable.

  During the period of restriction, Eligible Employees holding shares of Restricted Stock may exercise full voting rights with respect to those shares and may receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, the shares will be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

Change of Control

    The Committee, either at the time options or shares of Restricted Stock are granted, or, if so provided in the applicable option agreement or Restricted Stock grant, at any time thereafter, has the authority to take such actions as it deems advisable, including to accelerate in whole or in part the exercisability of options and/or the last day of the period of restriction upon a Change in Control, as defined in the Stock Plan.

Amendment, Modification and Termination of the Stock Plan

    The Stock Plan will remain in effect, subject to the Board of Director's right to terminate the Stock Plan earlier, until all Common Stock subject to it has been purchased or acquired pursuant to the provisions of the Stock Plan. Notwithstanding the foregoing, no option or Restricted Stock may be granted under the Stock Plan on or after December 30, 2004.

  The Board of Directors may at any time terminate, and from time to time may amend or modify, the Stock Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

     (a) Increase the total amount of Common Stock which may be issued under the Stock Plan, except in certain circumstances.

     (b) Materially increase the cost of the Stock Plan or materially increase the benefits to participants in the Stock Plan.

     (c) Extend the period during which options or Restricted Stock may be granted.

     (d) Extend the maximum period after the date of grant during which options may be exercised.

     (e) Change the class of individuals eligible to receive options or Restricted Stock.

  Any amendment which requires stockholder approval in order for the Stock Plan to continue to comply with Rule 16b-3 of the Exchange Act or any other law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of stockholders.

Certain Tax Considerations

     All options that do not qualify for federal income tax purposes as ISOs will be considered NSOs. Under the Code, the recipient of an NSO does not recognize taxable income upon the grant of the option so long as the option does not have a readily ascertainable fair market value. Instead, the option holder generally recognizes ordinary income at the time the option is exercised in an amount equal to the difference between the fair market value of the shares on the date of exercise and the purchase price. However, if the stock received upon exercise is not transferable and is subject to a substantial risk of forfeiture, the recipient will not recognize income until either the stock becomes transferable or the substantial risk of forfeiture expires. The income recognized at such time will generally equal the fair market value of the stock at that time less the amount paid for the stock. The Company is required to withhold federal and state taxes, if applicable, attributable to the amount recognized by the employee in the year the income is recognized by the employee. The Company will be entitled to a tax deduction in the same year and in the same amount as the taxable income recognized by the employee. The tax basis of shares purchased by the optionee will generally be equal to the purchase price plus any gain recognized at date of exercise. The amount of any gain or loss realized on a subsequent sale of the stock will be calculated by reference to the seller's tax basis.

     The recipient of an ISO does not recognize taxable income upon the grant of the option or upon the exercise of the option, and the Company is not entitled to a deduction either upon grant or exercise of the ISO. Upon the sale or exchange of the shares received from the exercise of an ISO, if at least two years after the grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income, generally measured as the difference between the exercise price and the lower of the fair market value of the stock on the date the option is exercised or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as a long-term or short-term capital gain, depending on the optionee's holding period for the optioned stock.

Other

    Notwithstanding anything contained in the Stock Plan or any agreement to the contrary, if the disposition of shares of Common Stock acquired pursuant to the Stock Plan is not covered by a current registration statement under the Securities Act, and is not otherwise exempt from such registration, such shares of Common Stock will be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder.

     As of the date of this Proxy Statement, 652,500 options, all
of them NSOs, are outstanding under the Stock Plan.   See
"Approval of Compensation of Certain Executives" for a description of options issued under the Stock Plan to the Chief Executive Officer and certain other executives. As of April 27, 1995, the last reported sale price of the Company's Series A Common Stock on the Nasdaq National Market was $9.375.


         APPROVAL OF COMPENSATION OF CERTAIN EXECUTIVES

     For many years, the Company has adhered to the principle of pay-for-performance. Payment of both annual and long-term incentive compensation to senior officers are based on the achievement of specific performance measures, as described in the Compensation Committee report herein.

     As discussed above in "Approval of the Company's 1994 Stock Plan," federal tax law limits to $1 million the deduction that the Company can take for compensation paid during a taxable year to any Named Executive unless the compensation is based on the attainment of "objective" performance goals and the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by stockholders. The performance-based compensation payable to Roland A. Hernandez, Jose C. Cancela and Peter J. Housman II under their employment agreements and stock option agreements with the Company (consisting of annual bonuses and stock options) is designed to preserve the deductibility of the compensation payable to each of these employees under current tax law. Pursuant to the requirements for preserving such deductibility, disclosure is made below of the material terms of these performance-based compensation arrangements, including the performance goals, and stockholders are being requested at the Annual Meeting to approve these arrangements.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
COMPENSATION OF CERTAIN EXECUTIVES DESCRIBED BELOW.  UNLESS
OTHERWISE SPECIFIED THEREIN, PROXIES SOLICITED BY THE BOARD WILL
BE VOTED FOR THIS PROPOSAL.

     Under Mr. Hernandez's three-year employment agreement with the Company, entered into in March 1995, Mr. Hernandez is entitled to an annual base salary of $700,000 during his term of employment. In addition, Mr. Hernandez is entitled to a bonus of up to 150% of his annual base salary upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) have been met. If the Company were to achieve the highest targeted performance goal in any year during the term of his employment agreement, Mr. Hernandez's bonus would be $1,050,000 in such year. Under a separate stock option agreement also entered into in March 1995, Mr. Hernandez received NSOs under the Stock Plan to purchase 512,500 shares of the Company's Series A Common Stock at an exercise price of $10.00 per share. The options vest and become exercisable in four 128,125 annual increments upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) have been met. If Mr. Hernandez's employment agreement has not been terminated and the Company does not offer Mr. Hernandez at least a one year extension on his employment agreement, the final 128,125 increment will vest and become exercisable at the end of the three-year term of his employment agreement provided the Company met certain performance goals based on the aggregate operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) during the three-year term. Notwithstanding the failure to meet the performance goals, all of the options vest after nine years if Mr. Hernandez is still employed by the Company. Upon a "change of control" of the Company (as defined), all options (other than those for prior completed years in which the performance goals had not been met ("lost options") at the time of the change of control) will vest and become exercisable. If the Company terminates Mr. Hernandez's employment without cause or Mr. Hernandez terminates his employment as a result of a diminution in his duties, Mr. Hernandez is entitled to receive his salary through the term of his agreement and a bonus for the year in which the termination occurs if the Company achieves the required targets, and all unvested options other than lost options will vest. If Mr. Hernandez's employment is terminated due to death or disability, he is entitled to receive his salary through the date of termination and a bonus for the year in which the termination occurs if the Company achieves the required targets, and all unvested options other than lost options will vest. All of the options granted to Mr. Hernandez have a term of 10 years from the date of grant.

     Under Mr. Cancela's employment agreements with the Company, Mr. Cancela currently is entitled to an annual base salary of $400,000. In addition, Mr. Cancela is entitled to a bonus of up to 100% of his annual base salary upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) have been met. If the Company were to achieve the highest targeted performance goal in any year during the remaining term of his employment agreements, Mr. Cancela's bonus would be $400,000 in such year. Under a separate stock option agreement dated as of December 31, 1994, Mr. Cancela also was granted NSOs under the Stock Plan to purchase 50,000 shares of Common Stock at an exercise price of $7.00 per share. One-half of such options become exercisable upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back deprecia tion and amortization among other adjustments) for the six month period ending June 30, 1995 have been met; thereafter, if the Compensation and Stock Option Committee has certified that the performance goals were met for such six month period, one fourth of the total number of options granted become exercisable on each of May 25, 1996 and 1997. In addition, Mr. Cancela's employment agreement with the Company provides that the Company and Mr. Cancela will enter into a second stock option agreement on June 30, 1995 pursuant to which he will be granted additional options to purchase 50,000 shares of Series A Common Stock at an exercise price equal to the fair market value of the Series A Common Stock on the date of grant. These options are not contingent on the achievement of any performance goals and one-third of the options may be exercised on each of June 30, 1998, 1999 and 2000 so long as Mr. Cancela is still employed by the Company at the time of exercise. Upon a "change of control" of the Company (as defined), all options will vest and become exercisable. All of the options granted and to be granted to Mr. Cancela have a term of 10 years from the date of grant.

     Under Mr. Housman's employment agreement with the Company, Mr. Housman is entitled to an annual base salary of $325,000. In addition, Mr. Housman is entitled to a bonus of up to 100% of his annual base salary upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) have been met. If the Company were to achieve the highest targeted performance goal in any year during the term of his employment agreement, Mr. Housman's bonus would be $325,000 in such year. Under a separate stock option agreement dated as of December 31, 1994, Mr. Housman also was granted NSOs under the Stock Plan to purchase 50,000 shares of Common Stock at an exercise price of $7.00 per share. One-half of such options become exercisable upon the Compensation and Stock Option Committee certifying that certain performance goals based on the operating income of the Company (adjusted to add back depreciation and amortization among other adjustments) for the six month period ending June 30, 1995 have been met; thereafter, if the Compensation and Stock Option Committee has certified that the performance goals were met for such six month period, one fourth of the total number of options granted become exercisable on each of May 25, 1996 and 1997. In addition, Mr. Housman's employment agreement with the Company provides that the Company and Mr. Housman will enter into a second stock option agreement on June 30, 1995 pursuant to which he will be granted additional options to purchase 50,000 shares of Series A Common Stock at an exercise price equal to the fair market value of the Series A Common Stock on the date of grant. These options are not contingent on the achievement of any performance goals and one-third of the options may be exercised on each of June 30, 1998, 1999 and 2000 so long as Mr. Housman is still employed by the Company at the time of exercise. Upon a "change of control" of the Company (as defined), all options will vest and become exercisable. All of the options granted and to be granted to Mr. Housman have a term of 10 years from the date of grant.

     For more information regarding Mr. Cancela's and Mr.
Housman's employment agreements and stock option agreements, see
"Executive Compensation -- Employment and Severance Agreements."


                 INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, independent public accountants, examined the consolidated financial statements of the Company for the year 1994. The Company has not yet chosen its public accountant for the current year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and to be available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.

                         OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented for action at the meeting other than as set forth in this Proxy Statement. If any other business should properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their judgment.

        STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING

     Stockholders who intend to present proposals at the 1996 Annual Meeting of Stockholders must submit such proposals to the Company no later than January 24, 1996 in order for them to be included in the Company's proxy materials for such meeting. Stockholder proposals must be submitted to the Company, 2290 West 8th Avenue, Hialeah, Florida 33010, Attention: Secretary. Stockholders are encouraged to submit any such proposals by certified mail-return receipt requested. The Company reserves the right to decline to include in the Company's proxy statement any stockholder's proposal that does not comply with, or may be excluded under, the applicable rules of the Securities and Exchange Commission.


                                     By Order of the Board of Directors



                                    Jose M. Sariego
                                    Secretary






                                APPENDIX A
                                ----------


                        			 TELEMUNDO GROUP, INC.
                         			   1994 STOCK PLAN

SECTION 1. Establishment, Purpose, and Effective Date of Plan

     1.1 Establishment. Telemundo Group, Inc., a Delaware corporation (the ``Company''), hereby establishes the ``1994 STOCK PLAN'' (the ``Plan'') for key employees. The Plan permits the grant of Stock Options, Stock Appreciation Rights and Restricted Stock.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees upon whose judgment, interest, skills, and special effort the successful conduct of its operations is largely dependent.

     1.3 Effective Date. The Plan shall become effective on the Consummation Date, as defined in the Second Amended Chapter 11 Plan of Reorganization of Telemundo Group, Inc. as debtor and debtor-in-possession, dated April 29, 1994 and confirmed by the United States Bankruptcy Court for the Southern District of New York on July 20, 1994, as amended or modified from time to time (the ``Bankruptcy Plan''), subject to the approval by the affirmative votes of the holders of a majority of the securities of the Company entitled to vote.

SECTION 2. Definitions; Construction

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

	(a) ``Act'' means the Securities Exchange Act of 1934, as amended.

	(b) ``Apollo'' means, collectively, Apollo Advisors, L.P., a Delaware limited partnership, Lion Advisors, L.P., a Delaware limited partnership, Apollo Investment Fund, L.P., a Delaware limited partnership, Apollo Investment Fund II, L.P., a Delaware limited partnership, or any investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or affiliate of any of them; provided, however, that no entity or individual shall be deemed within the definition of Apollo when that entity or individual ceases to be an affiliate of any of the foregoing entities or individuals or an investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or affiliate of any of them.

	(c) ``Board'' means the Board of Directors of the Company.

	(d) ``Change in Capitalization'' means any increase or reduction in the number of shares of Stock, or any change (including, but not limited to, a change in value) in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Company or any other corporation or other entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance (other than pursuant to the Bankruptcy Plan) of warrants or rights or debentures, stock dividend, stock split or reverse stock split, extraordinary dividend, property dividend, combination or exchange of shares or otherwise.

	(e) A ``Change in Control'' means an event or series of events after the Consummation Date by which(i) any ``person'' or ``group'' (as such terms are used in Section 13(d) and 14(d) of the Act) becomes the ``beneficial owner'' (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 50% of the aggregate voting power of all the capital stock of the Company normally entitled to vote in the election of directors or (ii) during any period of two consecutive calendar years individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the directors then in office; provided, however, that it shall not constitute a Change in Control if, in the case of clause (i) above, Apollo and/or TLMD and/or Reliance Insurance Company, a Pennsylvania corporation, and/or its affiliates (collectively, ``Reliance'') become the beneficial owners, directly or indirectly, of more than 50% of the aggregate voting power of all the capital stock of the Company entitled to vote in the election of directors or, in the case of clause (ii) above, such Change in Control would be caused by the designation of directors by Apollo, TLMD or Reliance. Notwithstanding anything to the contrary set forth above in this definition, a ``Change in Control'' shall not be deemed to have occurred upon the happening of any of the events specified in clauses (i) and (ii) of this definition, if and so long as any shares of Series B Common Stock of the Company are issued and outstanding and the holders of such shares have the power to elect at least a majority of the Board.

	(f) ``Code'' means the Internal Revenue Code of 1986, as amended.

	(g) ``Committee'' means a committee of the Board designated to administer the Plan which shall consist solely of two or more members of the Board who are ``disinterested'' within the meaning of Rule 16b-3 under the Act and ``outside directors'' within the meaning of
     Section 162(m) of the Code.

	(h) ``Company'' means Telemundo Group, Inc., a Delaware corporation, and any successors thereto.

	(i) ``Disability'' shall have the meaning assigned to the terms ``total disability'' or ``totally disabled'' in the Telemundo Group, Inc. long-term disability program for salaried employees, provided the Participant remains totally disabled for six consecutive months; or, if the Company does not maintain a long-term disability program, an individual shall have a ``Disability'' if he is unable to engage in any substantial activity by reason of any medically determinable, physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

	(j) ``Eligible Employee'' means any key employee designated by the Committee as eligible to participate in the Plan pursuant to Subsection 3.1.

	(k) ``Employee Option'' means an Option granted to an Eligible Employee pursuant to Section 6.

	(l) ``Fair Market Value'' means the mean of the high and low prices at which the Stock is reported to have traded on the relevant date as reported on the NASDAQ Electronic Interdealer Quotation System (``NASDAQ System''); and if there is no trade on the relevant date, the Fair Market Value shall mean the mean of the low asked and high bid prices on that date as reported on the NASDAQ System. If the principal market for the Stock shall become a national securities exchange then the fair market value shall mean the mean of the high and low prices at which the Stock is reported to have traded on the relevant date; and if there is no trade on the relevant date, the Fair Market Value shall mean the mean of the low asked and high bid prices on that date. If no Fair Market Value has been established in accordance with the foregoing, Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

	(m) ``Option'' means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an ``incentive stock option'' within the meaning of
     Section 422 of the Code or (ii) a ``nonstatutory stock option.''

	(n) ``Option Agreement'' means the agreement evidencing the grant of an Option as described in Subsection 6.2.

	(o) ``Option Price'' means the price at which Stock may be purchased pursuant to an Option.

	(p) ``Optionee'' means a person to whom an Option has been granted under the Plan.

	(q) ``Participant'' means an Eligible Employee who has been granted and, at the time of reference, holds an Option or share of Restricted Stock.

	(r) ``Period of Restriction'' means the period during which shares of Restricted Stock are subject to restrictions pursuant to Section 9 of the Plan.

	(s) ``Pooling Period'' means, with respect to a Pooling Transaction, the period ending on the day after the first date on which the combined entity resulting from the Pooling Transaction publishes thirty days of combined operating results, or if the Board makes a determination, such other period following the Pooling Transaction which the Board reasonably determines is appropriate in connection with the Pooling Transaction as a means of qualifying for and pursuing ``pooling of interests'' accounting treatment.

	(t) ``Pooling Transaction'' means an acquisition of or by the Company in a transaction which is intended to be treated as a ``pooling of interests'' under generally accepting accounting principles.

	(u) ``Restricted Stock'' means Stock granted to an Eligible Employee pursuant to Section 9 of the Plan.

	(v) ``Retirement'' shall have the meaning assigned to such term in the Telemundo Group, Inc. retirement plan, or if such plan is not in effect, such term shall mean the termination of employment with the Company by reason of the attainment of the age of sixty.

	(w) ``Stock'' means the Series A Common Stock of the Company, par value of $.01 per share.

	(x) ``Stock Appreciation Right'' means the right to receive the increase in the value of Stock subject to an Option in lieu of purchasing such Stock.

	(y) ``Subsidiary'' means any present or future subsidiary of the Company, as defined in Section 424(f) of the Code.

	(z) ``TLMD'' means TLMD Partners II, L.L.C., a Delaware limited liability company, and its affiliates, members (including voting committee members), investing managers and investment advisors, or any investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or affiliate of any of them; provided, however, that no entity or individual shall be deemed within the definition of TLMD when that entity or individual ceases to be an affiliate of any of the foregoing entities or individuals or an investment fund, investment account or other entity whose investing manager, investment advisor or general partner, or any principal thereof, is any of the foregoing entities or individuals or any principal or affiliate of any of them.

     2.2 Number. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. Eligibility and Participation

     3.1 Eligibility and Participation. Eligible Employees in the Plan shall be selected by the Committee from among those officers and other key employees of the Company and its Subsidiaries who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

SECTION 4. Stock Subject to Plan

     4.1 Number. The total number of shares of Stock subject to issuance under the Plan may not exceed 1,000,000 subject to adjustment upon occurrence of any of the events indicated in Subsection 4.5. The maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Employee during the term of the Plan cannot exceed 700,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

     4.2 Unused Stock; Unexercised Rights. In the event any shares of Stock are subject to an Option, which for any reason expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant to Section 9 of the Plan, such shares again shall become available for issuance under the Plan.

     4.3 Exercise of Stock Appreciation Right. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1(b) is made in cash, the shares of Stock allocable to the portion of the Option surrendered may again be the subject of Options or Restricted Stock hereunder. Whenever a Stock Appreciation Right is exercised and payment of the amount determined in Subsection 8.1(b) is made in shares of Stock, no shares of Stock with respect to which the Stock Appreciation Right is exercised may again be the subject of Options or Restricted Stock hereunder.

     4.4 Restricted Stock. Whenever any shares of Stock granted to an Eligible Employee are forfeited pursuant to Section 9 herein, such shares may again be the subject of Options or Restricted Stock hereunder, but only if the Participant had not been paid any dividend or received any other benefit of ownership of such forfeited shares.

     4.5 Adjustment in Capitalization.

	(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of shares of Stock or other securities with respect to which Options or Restricted Stock may be granted under the Plan; (ii) the number and class of shares of Stock or other securities which are subject to outstanding Options or Restricted Stock granted under the Plan, and the purchase price therefor, if applicable; and (iii) the maximum number of shares of Stock or other securities with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Employee during the term of the Plan.

	(b) Any such adjustment in the shares of Stock or other securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

	(c) If, by reason of a Change in Capitalization, a grantee of Restricted Stock shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Restricted Stock or shares of Stock subject to the Option, as the case may be, prior to such Change in Capitalization.

SECTION 5. Duration of Plan

     5.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 12.3 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option or Restricted Stock may be granted under the Plan on or after the tenth anniversary of the Consummation Date.

SECTION 6. Option Grants for Eligible Employees

     6.1 Grant of Employee Options. Subject to the provisions of Sections 4 and 5, Employee Options may be granted to Eligible Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion consistent with the terms of the Plan in determining whether to grant Employee Options and the number of Options granted to each Eligible Employee. The Committee also shall determine whether an Employee Option is to be an incentive stock option within the meaning of Section 422 of the Code or a nonstatutory stock option. Nothing in this Section 6 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in excess of the maximum established by Section 422 of the Code.

     6.2 Option Agreement. Each Employee Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other provisions as the Committee shall determine.

     6.3 Option Price. The Option Price for each Employee Option shall be determined by, or in the manner specified by, the Committee; provided that (i) subject to Section 4.5 hereof, Employee Options with respect to no more than 600,000 shares of Stock may have an Option Price less than the Fair Market Value of the Stock on the date the Option is granted and
(ii) in the case of an incentive stock option, no Employee Option shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted (110% of Fair Market Value in the case of an incentive stock option granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a ``Ten Percent Stockholder'')).

     6.4 Duration of Employee Options. Each Employee Option shall expire at such time as the Committee shall determine at the time it is granted; provided, however, that no Employee Option shall be exercisable later than the tenth anniversary date of its grant (the fifth anniversary in the case of an incentive stock option granted to a Ten Percent Stockholder).

     6.5 Exercise of Employee Options. Employee Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Eligible Employees.

SECTION 7. Terms and Conditions Applicable to All Options

     7.1 Payment. The Option Price shall be payable to the Company in full upon exercise of an Option either (i) in cash or its equivalent, or (ii) at the discretion of the Committee, by tendering shares of Stock held by the Optionee for more than six months having a Fair Market Value at the time of exercise equal to the Option Price or (iii) by a combination of
(i) and (ii). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

     7.2 Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     7.3 Termination of Employment Due to Retirement. The Committee may provide in the Option Agreement that in the event the employment of the Optionee is terminated by reason of Retirement or for a reason other than for Cause or following a Change in Control, any outstanding Options granted to the Optionee which are then exercisable shall continue to be exercisable at any time prior to the earlier of the expiration date of the Options and one year after the date of termination, and any Options not then exercisable shall terminate immediately, subject to such exceptions (which shall be set forth in the Option Agreement) as the Committee may, in its sole discretion, approve.

     7.4 Termination of Employment Due to Death or Disability. The Committee may provide in the Option Agreement the rights of an Optionee under any then outstanding Option granted to the Optionee pursuant to the Plan in the event the employment of the Optionee is terminated by reason of death or Disability.

     7.5 Termination of Employment for Cause. Notwithstanding anything to the contrary herein, if the employment of the Optionee shall terminate for Cause, any then outstanding Option granted pursuant to the Plan to the Optionee shall terminate immediately; provided, that the Committee may waive, in whole or in part, the automatic forfeiture of such Employee Options and may set forth such waiver or condition in the Option Agreement or at any other time, including following the termination of employment. For purposes of this Plan, ``Cause'' means the Optionee's knowingly or recklessly causing material injury to the Company, the Optionee's willful misconduct in the performance of (or failure to perform) his duties, or the Optionee's dishonest, fraudulent or unlawful behavior involving moral turpitude whether or not in connection with his employment.

     7.6 Nontransferability and Exercisability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to an Optionee under the Plan shall be exercisable during his lifetime only by such Optionee. Notwithstanding any provision of the Plan to the contrary, no Option shall be exercisable prior to the time a registration statement under the Securities Act of 1933 is effective with respect to the shares of Stock issuable upon the exercise of such Option, unless an exemption from such registration is available for such exercise.

SECTION 8. Stock Appreciation Rights

     8.1 Stock Appreciation Rights. The Committee may, in its discretion, in connection with the grant of an Employee Option, grant to the Optionee Stock Appreciation Rights, the terms and conditions of which shall be set forth in an agreement. A Stock Appreciation Right shall cover the same shares of Stock covered by the Option (or such lesser number of shares of Stock as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option. Stock Appreciation Rights shall be subject to the following terms and provisions:

	(a) A Stock Appreciation Right may be granted:

	    (i) either at the time of grant, or at any time thereafter during the term of the Option if related to a nonstatutory stock option; or

	    (ii) only at the time of grant if related to an incentive stock option.

	(b) A Stock Appreciation Right will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, and to receive payment of an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such Stock Appreciation Right over the purchase price of a share of Stock under the related Option, by
     (ii) the number of shares as to which such Stock Appreciation Right has been exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the agreement evidencing the Stock Appreciation Right at the time it is granted.

	(c) A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price of a share of Stock specified in the related Option.

	(d) Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Stock as to which the Option is exercised or surrendered.

	(e) Stock Appreciation Rights shall be exercised by an Optionee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Optionee shall deliver the agreement evidencing the Stock Appreciation Right being exercised and the agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement to the Optionee.

	(f) Payment of the amount determined under Subsection (b) may be made by the Company in the discretion of the Committee, solely in whole shares of Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Stock. If the Committee decides to make full payment in Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Subsection (b) to an officer of the Company or a Subsidiary who is subject to Section 16 of the Exchange Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of sales and earnings or (ii) pursuant to an irrevocable election to receive cash made at least six months prior to the exercise of such Stock Appreciation Right.

	(g) No Stock Appreciation Right may be exercised before the date six months after the date it is granted.

	(h) Subject to the terms of the Plan, the Committee may modify outstanding awards of Stock Appreciation Rights or accept the surrender of outstanding awards of Stock Appreciation Rights (to the extent not exercised) and grant new awards in substitution for them. Notwithstanding the foregoing, no modification of an award of Stock Appreciation Rights shall adversely alter or impair any rights or obligations under the agreement granting such Stock Appreciation Rights without the Optionee's consent.

SECTION 9. Restricted Stock

     9.1 Grant of Restricted Stock. Subject to the provisions of Sections 4 and 5, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of Restricted Stock shall lapse at such time or times and on such terms and conditions as the Committee may determine.

     9.2 Transferability. Except as provided in this Section 9, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant; provided that Restricted Stock granted to officers, directors or any person who owns, directly or indirectly, more than 10% of any class of equity security of the Company which is registered pursuant to Section 12 of the Act may not be sold for at least six months after the date of grant.

     9.3 Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock granted to any Eligible Employee pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     9.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Subsection 9.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

	``The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in Telemundo Group, Inc.'s 1994 Stock Plan, rules of administration
     adopted pursuant to such Plan and a Restricted Stock grant dated        .
     A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of Telemundo Group, Inc.''

     9.5 Removal of Restrictions. Except as otherwise provided in this
Section 9, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Eligible Employee after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Eligible Employee shall be entitled to have the legend required by Subsection 9.4 removed from his Stock certificate.

     9.6 Voting Rights. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

     9.7 Dividends and Other Distributions. During the Period of Restriction, Eligible Employees holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

SECTION 10. Beneficiary Designation

     10.1 Beneficiary Designation. Subject to Subsections 7.6 and 9.2, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the lifetime of the Participant. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

SECTION 11. Rights of Employees

     11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company.

     11.2 Participation. No employee shall have a right to be selected as an Eligible Employee or, having been so selected, to be selected again as an Optionee or recipient of Restricted Stock. The preceding sentence shall not be construed or applied so as to deny an employee any participation in the Plan solely on the basis that the employee was a Participant in connection with a prior grant of benefits under the Plan.

SECTION 12. Administration; Powers and Duties of the Committee

     12.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be personally liable for any action, determination or interpretation made or taken with respect to the Plan and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

     12.2 Change in Control. Without limiting the authority of the Committee as provided herein, the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall have the authority to take such actions as it deems advisable, including to accelerate in whole or in part the exercisability of Employee Options and/or the last day of the Period of Restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provisions whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the Period of Restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.

     12.3 Amendment, Modification and Termination of Plan. The Board may at any time terminate, and from time to time may amend or modify, the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

	(a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Subsection 4.5 of the Plan.

	(b) Materially increase the cost of the Plan or materially increase the benefits to Participants.

	(c) Extend the period during which Options or Restricted Stock may be granted.

	(d) Extend the maximum period after the date of grant during which Options may be exercised.

	(e) Change the class of individuals eligible to receive Options or Restricted Stock.

     Any amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 of the Act or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock theretofore granted to any Participant under the Plan, without the consent of that Participant.

     12.4 Interpretation. Unless otherwise expressly stated in the relevant Agreement, any grant of Options, Stock Appreciation Rights and Restricted Stock is intended to be performance-based compensation within the meaning of 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options, Stock Appreciation Rights or Restricted Stock if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as such performance-based compensation.

SECTION 13. Tax Withholding

     13.1 Tax Withholding. At such times as an Eligible Employee recognizes taxable income in connection with the receipt of shares, securities, cash or property hereunder (a ``Taxable Event''), the Eligible Employee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the ``Withholding Taxes'') prior to the issuance, or release from escrow, of such shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Eligible Employee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of his obligation to pay Withholding Taxes to the Company, the Eligible Employee may make a written election (the ``Tax Election''), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Stock then issuable to him having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that in respect of an Eligible Employee who may be subject to liability under Section 16(b) of the Exchange Act either: (i) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a ``Window Period'') and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the grant of shares of Restricted Stock (A) the Eligible Employee makes the Tax Election at least six (6) months after the date such stock was granted and (B) the Tax Election is made (x) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to such Restricted Stock. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this
Section 13.1 or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Act.

SECTION 14. Requirements of Law

     14.1 Requirements of Law. The granting of Options or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     14.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

     14.3 Listing, etc. Each Option or share of Restricted Stock is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of shares of Stock, no Options or shares of Restricted Stock shall be granted or payment made or shares of Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as reasonably acceptable to the Committee acting in good faith.

     14.4 Restriction on Transfer. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of shares of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such shares of Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving shares of Stock pursuant to an Option or share of Restricted Stock granted under the Plan, as a condition precedent to receipt of such shares of Stock to represent and warrant to the Company in writing that the shares of Stock acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such shares of Stock shall be appropriately legended to reflect their status as restricted securities aforesaid.


Dated:  December 30, 1994




                            APPENDIX
                            --------

                          FORM OF PROXY


                              PROXY

                      TELEMUNDO GROUP, INC.
                      2290 West 8th Avenue
                     Hialeah, Florida  33010

                 ANNUAL MEETING OF STOCKHOLDERS
                     TUESDAY, JUNE 27, 1995
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    OF TELEMUNDO GROUP, INC.

     The undersigned stockholder of Telemundo Group, Inc. (the "Company") hereby appoints Leon D. Black and Bruce H. Spector, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and vote as set forth herein all the shares of Common Stock held of record by the undersigned on May 19, 1995, at the Annual Meeting of Stockholders of the Company to be held at Bankers Trust Company, 280 Park Avenue, 1st floor, New York, New York at 10:00 a.m. local time, on June 27, 1995, and at any adjournments thereof.

      PLEASE MARK YOUR CHOICES LIKE THIS [X] IN BLUE OR BLACK INK


               THE BOARD OF DIRECTORS RECOMMENDS A
        VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.

1.   ELECTION OF DIRECTORS

     SERIES A NOMINEES (to be voted on by holders of Series A
     Common Stock only):  Arthur M. Goldberg; Alan Kolod; Barry
     W. Ridings; David E. Yurkerwich

                                                        TO WITHHOLD AUTHORITY
     FOR ALL NOMINEES LISTED   WITHHOLDING AUTHORITY            TO VOTE
     ABOVE except as marked    to vote for all          for any individual
     to the contrary to the    nominees listed above    nominee, write that
     right                                              nominee's name in the
                                                        space below


                                                        _____________________

                [ ]                    [ ]              _____________________


     SERIES B NOMINEES (to be voted on by holders of Series B
     Common Stock only):  Leon D. Black; Guillermo Bron; Roland
     A. Hernandez; Bruce H. Spector; Edward M. Yorke

                                                        TO WITHHOLD AUTHORITY
     FOR ALL NOMINEES LISTED    WITHHOLDING AUTHORITY          TO VOTE
     ABOVE except as marked     to vote for all         for any individual
     to the contrary to the     nominees listed above   nominee, write that
     right                                              nominee's name in the
                                                        space below


                                                        _____________________

                [ ]                  [ ]
                                                        _____________________


     2.   APPROVAL OF 1994 STOCK PLAN

          FOR     AGAINST     ABSTAIN

          [ ]       [ ]         [ ]


     3.   APPROVAL OF EXECUTIVE COMPENSATION

          FOR     AGAINST     ABSTAIN

          [ ]       [ ]         [ ]


          4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
               VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
               BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

          This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all the nominees listed and in favor of Proposals 2 and 3.

          Please sign exactly as name appears on stock certificate. Each joint owner must sign. Executors, administrators, trustees or guardians must give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner ship, please sign in partnership name by authorized person.



                                     Dated:________________________, 1995



                                     ___________________________________
                                     Signature



                                     ___________________________________
                                     Signature if held jointly


[                              ]




[                              ]


     Please mark, sign, date and return this Proxy promptly using the enclosed envelope.